THE EMPIRE BUILDER TAX FREE BOND FUND
                        Supplement dated March 8, 1996
                        to Prospectus dated July 1, 1995


Two Classes of Shares

  Effective April 15, 1996, the Fund will offer two classes of shares--the Builder Class and the Premier Class. Builder Class shares offer a higher level of shareholder services and features. Premier Class shares offer fewer services and features, and require a higher minimum investment, but benefit from a lower level of expenses. Consequently, Premier Class shares produce a higher investment yield than Builder Class shares.

  The two classes of shares offer the following different services and features:

  Minimum Investment

  For the Builder Class, the minimum investment to open an account is $1,000. The minimum for additional investments in an account is $100. However, these investment minimums do not apply to automatic investment into the Fund of distributions from the unit investment trusts mentioned in the Prospectus under "How to Buy Shares."

  For the Premier Class, the minimum investment to open an account is $20,000. The minimum for additional investments is $5,000, except that (1) the $5,000 minimum does not apply to automatic investments into the Fund of distributions from the unit investment trusts mentioned in the Prospectus under "How to Buy Shares," and (2) the minimum amount under the Systematic Investment Program (see below) is $1,000. If the balance in a Premier Class shareholder's account falls below $20,000 as a result of redemptions from the account, the shareholder will be notified and will have two months within which to bring the account size back to $20,000. If the shareholder does not do so, the Fund will convert the shareholder's account from Premier Class to Builder Class shares.

  Check Writing

  For the Builder Class, shareholders may write checks on their accounts, with a minimum check size of $500. There is no charge for this service.

  For the Premier Class, shareholders may write checks on their accounts, with a minimum check size of $5,000. The charge for this service is $5 to activate the check writing feature, and $1 for each check written on your account.

  Exchanges Between Classes

  Builder Class shareholders who meet the minimum account size for the Premier Class are permitted to exchange their Builder Class shares for Premier Class shares free of charge.

  Premier Class shareholders who elect to exchange their shares for Builder

  Class shares are charged a fee of $5 for each such exchange.

  Exchanges between classes do not result in the recognition of capital gains or losses for federal income tax purposes.

  Systematic Investment Program

  Shareholders can arrange to have a preset amount transferred to the Fund each month from their bank accounts. For the Builder Class, the minimum monthly transfer is $100. For the Premier Class, the minimum monthly transfer is $1,000.

  Systematic Withdrawal Program (Builder Class only)

  Builder Class shareholders who have at least $5,000 in their accounts can elect to have a preset amount sent to them from their account each month. This feature is not available for Premier Class accounts.

  Direct Deposit of Fund Dividends (Builder Class only)

  Builder Class shareholders can elect to have their distributions of net investment income and capital gains from the Fund automatically deposited into their bank account. This feature is not available for Premier Class accounts. To institute this service for your Builder Class account, call the Administrator at 1-800-847-5886 to request the appropriate authorization form.

  Historical Account Information

  Builder Class shareholders can receive an additional copy of a past account statement or tax report (Form 1099) free of charge upon written request. Premier Class accounts are subject to a fee of $5 per request for such information.

  Fund Expenses

  Each class of shares bears the transfer agency costs associated with that class of shares. In addition, Premier Class shareholders who make use of the check writing service, exchange feature and historical account information privileges bear certain charges for those services, as explained above. All expenses of the Fund other than transfer agency costs are borne by the Fund as a whole and are not allocated separately to the two classes of shares.

Summary of Expenses

  The "Summary of Expenses" on page 2 of the Prospectus is revised to read in its entirety as follows:

    Expenses are one of several factors to consider when investing in the Fund. The following table summarizes your maximum transaction costs from investing in each class of shares of the Fund and the expenses of the Fund associated with each class of shares. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.



                                                       Builder        Premier
                                                        Class          Class

  Shareholder Transaction Expenses                       0%             0%

  Maximum Sales Load Imposed on Purchases
  (as a percentage of the offering price)

  Annual Fund Operating Expenses
  (as a percentage of net assets)

    Advisory Fees                                     0.39%          0.39%

    Administration Fees                               0.20%          0.20%

    Other Expenses                                    0.56%          0.24%
                                                      ----           ----
    Total Fund Operating Expenses                     1.15%          0.83%
                                                      ====           ====


  Example

  Your investment of $1,000 would incur           1       3       5      10
  the following expenses, assuming (1) 5%       year    years   years  years
  annual return and (2) redemption at the
  end of each period:

                 Builder Class:                 $12      $37     $63   $140
                 Premier Class:                 $ 8      $26     $46   $103


    This table is provided to help you understand the expenses of investing in the Fund and the operating expenses that the Fund incurs. "Annual Fund Operating Expenses" are based on expenses actually incurred by the Fund during its fiscal year ended February 28, 1995, except that "Other Expenses" and "Total Fund Operating Expenses" have been restated, based on shareholder accounts existing on November 6, 1995, to reflect the difference in transfer agency costs expected to result from the division of the Fund into two classes of shares (assuming that 100% of shares eligible for Premier Class status elect to participate in that class).

    The Example illustrates expenses attributable to a hypothetical $1,000 investment in the Fund. The Example is based on the operating expenses shown above for the Fund's last fiscal year (adjusted to reflect the hypothetical transfer agency costs of the two classes of shares) and does not necessarily represent past or future expense levels. All of these expenses are paid by the Fund for investment management, shareholder servicing, custodial and other services incurred in the Fund's operations. Federal regulations require the Example to assume a 5% annual return, but your actual annual total return will vary.


    The Fund's investment adviser has voluntarily agreed to limit each class's expenses to 1.5% of average daily net assets, until further notice. See "How the Fund is Managed--Expense Limitations," in the Prospectus.

Financial Highlights

  The "Financial Highlights" on page 3 of the Prospectus relate to operations that precede the institution of the Builder Class/Premier Class structure, and do not represent the results that would have been achieved by either class had the structure been in effect during the periods presented.

Fund Performance

  The information under "Fund Performance" on page 5 of the Prospectus relates to periods preceding the institution of the Builder Class/Premier Class structure, and do not represent the results that would have been achieved by either class had the structure been in effect during those periods.

                           237 PARK AVENUE, SUITE 910
                            NEW YORK, NEW YORK 10017
                                 1-800-847-5886
                         PROSPECTUS DATED JULY 1, 1995
                         SHARES OF BENEFICIAL INTEREST

     A NO-LOAD MUTUAL FUND FOR NEW YORK INVESTORS SEEKING CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND CITY PERSONAL INCOME TAXES, AND PRESERVATION OF CAPITAL THROUGH CONSERVATIVE PORTFOLIO MANAGEMENT.

     The Empire Builder Tax Free Bond Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Fund's investment adviser believes is consistent with preservation of capital. Consistent with the Fund's investment objective of preservation of capital, it is also a policy of the Fund, when possible, to seek capital appreciation and to minimize capital losses. The Fund invests primarily in a portfolio of New York Tax Exempt Bonds.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully before investing and keep it for future reference. You can find more detailed information about the Fund in the July 1, 1995 Statement of Additional Information, as amended from time to time (the 'SAI'), available without charge from Furman Selz Incorporated, the Fund's Administrator (the 'Administrator'). The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For additional information, call the Administrator: Toll free 1-800-847-5886

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Summary of Expenses................. 2  How the Fund Values its Shares......12
A Look at the Fund's Financial
  History........................... 3  Distributions and Taxes.............13
The Fund's Investment Objective..... 4  How the Fund Shows Performance......14
How the Fund Has Performed.......... 4  How to Buy Shares...................15
How the Fund Pursues its
  Objective......................... 5  How to Sell Shares..................15
                                        History and Organization of the
Features and Benefits of the Fund...10    Fund..............................17
The Fund's Management...............11  The Fund's Trustees and Officers....18
How the Fund is Managed.............11

--------------------------------------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



     This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

                              SUMMARY OF EXPENSES

     Expenses are one of several factors to consider when investing in the Fund. The following table summarizes your maximum transaction costs from investing in the Fund and the expenses incurred by the Fund in its most recent fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of
  the offering price)......................................       0%

Annual Fund Operating Expenses
  (as a percentage of average net assets)
     Advisory Fees.........................................    0.40%
     Administration Fees...................................    0.20%
     Other Expenses........................................    0.33%
                                                              ------
     Total Fund Operating Expenses.........................    0.93%
                                                              ------
                                                              ------

Example                                                       1 year      3 years      5 years      10 years
Your investment of $1,000 would incur the following
  expenses, assuming (1) 5% annual return and (2)
  redemption at the end of each period:....................     $9          $30          $51          $114

     This table is provided to help you understand the expenses of investing in the Fund and the operating expenses that the Fund incurs.

     The Example illustrates expenses attributable to a hypothetical $1,000 investment in the Fund. The Example is based on the operating expenses shown above for the Fund's last fiscal year and does not necessarily represent past or future expense levels. All of these expenses are paid by the Fund for investment management, shareholder servicing, custodial and other services incurred in the Fund's operations. Federal regulations require the Example to assume a 5% annual return, but your actual annual total return will vary. For performance information reflecting actual Fund expenses, see 'How the Fund Has Performed.'

     The Fund's investment adviser has voluntarily agreed to limit the Fund's expenses to 1.5% of average daily net assets, until further notice. See 'How the Fund Is Managed -- Expense Limitations.'

                     A LOOK AT THE FUND'S FINANCIAL HISTORY

     The following tables present financial highlights for each fiscal year beginning with the year ended February 28, 1986 and through the fiscal year ended February 28, 1995. The financial highlights for the five most recent fiscal years have been audited by Coopers & Lybrand L.L.P., independent accountants. Their unqualified report is included in the SAI.

                              Financial Highlights
Amounts expressed as dollars are for a share outstanding throughout each period

                                                                        Year Ended
                       ------------------------------------------------------------------------------------------------------------
                                                                                           2/28/89
                                                                                2/28/90      **       2/29/88    2/28/87    2/28/86
                       2/28/95     2/28/94     2/28/93    2/29/92    2/28/91      (1)        (1)        (1)        (1)        (1)
                       --------    --------    -------    -------    -------    -------    -------    -------    -------    -------
Net Asset Value,
 Beginning of
 Period.............   $  18.24    $  18.41    $17.17     $17.02     $16.78     $16.70     $16.88     $18.00     $17.52     $15.64
                       --------    --------    -------    -------    -------    -------    -------    -------    -------    -------
Income from
 Investment
 Operations:
 Net investment
   income...........       0.87        0.90      0.94       1.00       1.02       1.01       1.03       1.06       1.14       1.23
 Net gain (loss) on
   securities (both
   realized and
   unrealized)......      (0.71)       0.09      1.43       0.47       0.24       0.16      (0.10 )    (0.59 )     0.67       2.24
                       --------    --------    -------    -------    -------    -------    -------    -------    -------    -------
 Total from
   Investment
   Operations              0.16        0.99      2.37       1.47       1.26       1.17       0.93       0.47       1.81       3.47
                       --------    --------    -------    -------    -------    -------    -------    -------    -------    -------
Less Distributions:
 Distributions from
   net investment
   income...........      (0.87)      (0.90)    (0.94 )    (1.00 )    (1.02 )    (1.01 )    (1.03 )    (1.06 )    (1.14 )    (1.23 )
 Distributions from
   net realized
   capital gains....         --       (0.26)    (0.19 )    (0.32 )       --      (0.08 )    (0.08 )    (0.53 )    (0.19 )    (0.36 )
 Distributions in
   excess of net
   realized capital
   gains............      (0.22)         --        --         --         --         --         --         --         --         --
                       --------    --------    -------    -------    -------    -------    -------    -------    -------    -------
 Total
   Distributions....      (1.09)      (1.16)    (1.13 )    (1.32 )    (1.02 )    (1.09 )    (1.11 )    (1.59 )    (1.33 )    (1.59 )
                       --------    --------    -------    -------    -------    -------    -------    -------    -------    -------

Net Asset Value, End
 of Period..........   $  17.31    $  18.24    $18.41     $17.17     $17.02     $16.78     $16.70     $16.88     $18.00     $17.52
                       --------    --------    -------    -------    -------    -------    -------    -------    -------    -------
                       --------    --------    -------    -------    -------    -------    -------    -------    -------    -------
Total Return........       1.09%       5.44%     14.32%      8.89%      7.75%      7.06%      5.77%      3.08%     10.80%     23.55%
Ratios/Supplemental
 Data:
 Net Assets, End of
   Period
   (in thousands)...   $108,020    $108,305    $96,568    $79,690    $80,535    $58,155    $58,734    $55,737    $42,786    $22,600
 Ratio of Expenses
   to Average Net
   Assets...........       0.93%       0.98%      1.03%      1.07%      1.27%      1.42%      1.32%      1.34%      1.50%+    1.50%+
 Ratio of Net
   Investment Income
   to Average Net
   Assets...........       5.04%       4.85%      5.31%      5.78%      6.05%      5.96%      6.21%      6.46%      6.51%      7.63%
 Portfolio Turnover
   Rate.............        143%        164%       122%       166%       181%       199%       250%       529%       278%       168%

------------------

   *  Annualized.

  **  Glickenhaus & Co. assumed investment management of the Fund on July 1, 1988.

   +  Expenses have been limited to 1.50% of average daily net assets (see page 12 below). Had expenses not been so limited, the ratio of expenses to average daily net assets would have been 1.78% and 2.23% for the fiscal years ended February 28, 1987 and 1986, respectively.

 (1)  Not covered by accountants' report included in the SAI.

  A discussion and analysis by the Fund's management of the Fund's performance during the fiscal year ended February 28, 1995 is included in the Fund's Annual Report covering that year, which is available at no charge from the Administrator.

                        THE FUND'S INVESTMENT OBJECTIVE

  The Fund's investment objective is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Glickenhaus & Co. (the 'Adviser'), the Fund's investment adviser, believes is consistent with preservation of capital. Consistent with the Fund's objective of preservation of capital, it is also a policy of the Fund, when possible, to seek capital appreciation and to minimize capital losses. The Fund is not intended to be a complete investment program, and there is no assurance the Fund will achieve its objective.

                           HOW THE FUND HAS PERFORMED

  The following table sets forth the total return (capital changes plus reinvestment of all distributions) on a hypothetical $10,000 investment in the Fund for the one-, five- and ten-year periods ended February 28, 1995, and the Fund's average annual total return for those periods. These were periods of fluctuating tax-exempt bond prices. This information should not be construed as an indicator of future performance.

  Performance information for the Fund is based on the net asset value of a share of the Fund at the beginning and end of the periods shown, assumes reinvestment of all distributions and does not take into account any taxes payable on capital gains distributions or the taxable portion of income distributions. All figures reflect recurring Fund expenses for the periods shown, such as advisory fees. The Average Annual Total Return figures are standardized performance measures computed in accordance with requirements of the Securities and Exchange Commission. There is no sales charge on purchases of Fund shares. During certain past periods, sales charges have applied to certain purchases. These sales charges were not taken into account in calculating the performance information shown below.

  The Lehman Municipal Bond Index includes 25,000 long-term, investment grade, municipal bonds. In the opinion of the Fund's adviser, this index most accurately represents the performance of the municipal market. However, there are substantial differences between the index and the Fund. First, the index covers municipal bonds nationwide, whereas the Fund invests only in New York Tax Exempt Bonds. Second, the index does not reflect the costs and expenses of actually obtaining the underlying bonds, or the operating costs associated with an investment in a mutual fund like the Fund. Third, the index had a higher level of market risk than the Fund during the ten years ended December 31, 1994, as measured by Beta according to a recent study conducted by Lipper Analytical Services. Finally, the index represents an unmanaged portfolio whereas the Fund is professionally managed.

  For more information about performance data of the Fund, see 'How the Fund Shows Performance' below.
                                       4

                                FUND PERFORMANCE

                                     Ten Years                     Five Years                     One Year
                                      3/1/85-                       3/1/90-                       3/1/94-
                                      2/28/95                       2/28/95                       2/28/95
                            -------------------------     -------------------------    --------------------------

                                              $10,000                       $10,000                       $10,000
         The Fund             +128.47%        became         +43.06%        became         +1.09%         became
           NAV                                $22,847                       $14,306                       $10,109
      Average Annual
       Total Return            +12.84%                       +7.42%                        +1.09%


          Lehman
      Municipal Bond
          Index                +15.32%                       +9.39%                        +1.88%
(Average Annual Increase)

The NAV and Average Annual Total Return figures for the ten-year period give effect to a voluntary expense limitation that had the effect of reducing Fund expenses for periods prior to March 1, 1987. Had this limitation not been in effect, the figures for the ten-year period would have been NAV, +109.69% ($10,000 became $20,969), and Average Annual Total Return, 11.99%.

                       HOW THE FUND PURSUES ITS OBJECTIVE

Basic Investment Strategy

  In seeking its investment objective, the Fund invests primarily in New York Tax Exempt Bonds (which are described below). New York law provides that to the extent distributions by the Fund are derived from interest on New York Tax Exempt Bonds, they shall be exempt from New York State and City personal income taxes. It is a fundamental Fund policy that at least 90% of the Fund's income distributions will be exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions when the Fund is investing for temporary defensive purposes (in which case more than 10% of the Fund's income distributions could be subject to federal income tax and/or New York State and City personal income taxes). During the Fund's fiscal year ended February 28, 1995, 100% of the Fund's income distributions were exempt from federal income tax and New York State and City personal income taxes.
None of the Fund's income distributions for such year were derived from 'private activity bonds' the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals ('AMT Bonds'). It is a fundamental policy of the Fund that distributions from interest income on AMT Bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions.


  New York Tax Exempt Bonds purchased by the Fund will be of 'investment grade' quality. This means that at the time of purchase, the bonds will be rated not lower than the four highest grades assigned by both Moody's Investors Service, Inc. ('Moody's') (Aaa, Aa, A or Baa) and Standard & Poor's Corporation ('S&P') (AAA, AA, A or BBB) or will be unrated securities which the Adviser determines are of comparable quality. The Fund will not invest more than 50% of its total assets in New York Tax Exempt Bonds that are rated Baa by Moody's or BBB by S&P at the time of purchase or that, if unrated, are determined by the Adviser to be of comparable quality. Securities rated Baa or BBB (and comparable unrated securities) have some speculative characteristics; unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of these securities to make principal and interest payments than is the case with higher quality securities. (A description of the four highest grades of debt securities and the highest grade of commercial paper of Moody's and of S&P is included in the SAI. Bonds rated Baa by Moody's are considered medium grade obligations, the security for payment of interest and principal being currently considered adequate, but certain protective elements may be lacking over any great length of time. S&P's description of BBB bonds is similar.) It should be noted that the amount of information about the financial condition of an issuer of New York Tax Exempt Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

  The value of the Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities, such as New York Tax Exempt Bonds, generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the credit ratings of obligations and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. The value of the Fund's shares will fluctuate with the value of its investments.

  Because preservation of capital is part of the Fund's investment objective, and the portion of the Fund's assets that may be invested in securities rated below A (and comparable unrated securities) is limited, the Fund's yield and total return may be significantly lower than that of many other New York Tax Exempt Bond Funds during any particular period or over extended periods.

  For temporary purposes (such as pending new investments) or liquidity purposes (such as to meet repurchase or redemption obligations or to pay expenses), the Fund may invest in taxable obligations, provided that not more than 10% of the Fund's income distributions are subject to federal income tax and/or New York State and City personal income taxes. The Fund may also invest in taxable obligations on a temporary defensive basis due to market conditions, when more than 10% of the Fund's income distributions could be subject to federal income tax and/or New York State and City personal income taxes. Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other debt securities rated within the four highest grades by either Moody's or S&P, commercial paper rated in the highest two grades by either of such rating services, certificates of deposit and bankers' acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments. The Fund may also hold its assets in other cash equivalents or in cash.

New York Tax Exempt Bonds

  What Are New York Tax Exempt Bonds? New York Tax Exempt Bonds are debt obligations issued by the State of New York and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities), the interest from which is, in the opinion of bond counsel, exempt from both federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum taxes). These bonds are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses, the refunding of outstanding debts, or the lending of funds to public or private institutions for the construction of housing, educational or medical facilities. They may also include certain types of industrial development bonds and private activity bonds issued by public authorities to finance privately owned or operated facilities. New York Tax Exempt Bonds also include debt obligations issued by other governmental entities (for example, U.S. possessions such as Puerto Rico) if such debt obligations generate interest income that is exempt from federal income tax and New York State and City personal income taxes.

  Classifications of New York Tax Exempt Bonds. The two principal classifications of New York Tax Exempt Bonds are general obligation and revenue bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or a specific revenue source, and generally are not payable from the unlimited revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue bonds, the creditworthiness of which is directly related to that of the user of the facilities.

  Special Considerations Concerning New York Tax Exempt Bonds. Since the Fund invests primarily in New York Tax Exempt Bonds, the performance of the Fund may be especially affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Tax Exempt Bonds to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state or local governments and political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to them and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of New York Tax Exempt Bonds may be affected from time to time by economic, political and demographic conditions. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of New York Tax Exempt Bonds may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in New York or a particular locality. Any reduction in the actual or perceived ability of an issuer of New York Tax Exempt Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other New York Tax Exempt Bonds as well.

Diversification

  The Fund is a 'non-diversified' management investment company under the Investment Company Act of 1940 and as such is not required to meet any diversification requirements under that Act. However, the Fund must meet certain standards to qualify as a regulated investment company under the Internal Revenue Code. At the end of each fiscal quarter and with respect to at least 50% of its total assets (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government obligations) and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. (By comparison, a 'diversified' investment company must at all times satisfy those two conditions with respect to 75% of the value of its total assets.) Since New York Tax Exempt Bonds are not voting securities, the only effective limitation with respect to 50% of the Fund's assets is that the Fund not invest more than 5% of its total assets in the securities of a single issuer. As for the 50% of the Fund's total assets not subject to the limitations described above, the sole limitation on concentration of these assets is that at the end of each fiscal quarter not more than 25% of the Fund's total assets included among such 50% may be invested in the securities of any one issuer. Because of the relatively small number of issuers of investment-grade New York Tax Exempt Bonds, the Fund may use this ability as a non-diversified fund to concentrate its assets in the securities of a few issuers which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy diversification requirements. While the Adviser believes that this ability to concentrate the investments of the Fund in particular issuers is an advantage when investing in New York Tax Exempt Bonds, such concentration involves an increased risk of loss to the Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. There is no assurance that the Fund will be able to meet its investment objective.

Futures and Options

  The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase.

  Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. The Fund may purchase and sell futures contracts on this Index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of New York Tax Exempt Bonds which the Fund owns or expects to purchase. For example, if the Adviser expected interest rates to increase, the Fund might sell futures contracts on an index. If rates did increase, the value of New York Tax Exempt Bonds held by the Fund would decline, but this decline would usually, but not necessarily, be offset in whole or in part by an increase in the value of the Fund's position in futures contracts. If, on the other hand, the Fund had cash reserves and short-term investments pending anticipated investment in New York Tax Exempt Bonds, and the Adviser expected interest rates to decline, the Fund might purchase futures contracts on an index. The Fund could thus take advantage of the anticipated rise in the values of New York Tax Exempt Bonds without actually buying them until the market had stabilized.

  The Fund will not purchase or sell futures contracts or purchase or sell related options or index options if as a result the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

  The successful use of futures and related options and of index options will usually depend on the Adviser's ability to forecast interest rate movements correctly. The Fund's ability to hedge its portfolio positions through these transactions also depends on the degree of correlation between the municipal bond index underlying the futures and options purchased and sold by the Fund and the New York Tax Exempt Bonds which are the subject of the hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. In the case of options purchased by the Fund, the risk of loss is limited to the premium paid, whereas in the case of options written by the Fund and in the case of a purchase or sale of a futures contract, the risk of loss is limited only to the extent that increases in the value of the Fund's investment in securities during the period of the futures contract may offset losses on the futures contract over the same period.

  Income derived by the Fund from options and futures transactions will not be exempt from fed-eral income tax or New York State or City personal income taxes.

Portfolio Approach

  The Adviser buys and sells securities for the Fund in pursuit of the Fund's investment objective. In periods of rapidly fluctuating interest rates, there may be frequent changes in investments. From time to time, consistent with its investment objective, the Fund may also trade securities for the purpose of seeking short-term profits. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise. They may also be traded in response to changes in the creditworthiness of issuers or anticipated movements in the general level of interest rates, or to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.


  A change in the securities held by the Fund is known as 'portfolio turnover.' Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. To the extent that such sales result in net realized capital gains, shareholders are taxed on any such gains at applicable income tax rates. See 'Distributions and Taxes.' Under certain market conditions the Fund's portfolio turnover rate may be higher than that of similar mutual funds. A higher portfolio turnover rate may result in increased realization by the Fund of capital gains. Distributions received by Fund shareholders of capital gains realized by the Fund will generally not be exempt from federal income tax or New York State or City personal income taxes. The portfolio turnover rate of the Fund for the fiscal year ended February 28, 1995 was 143%.

Other Investment Practices

  The Fund may enter into repurchase agreements, with banks and securities brokers or dealers, on up to 10% of its total assets. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund. The Fund may also purchase securities for future delivery (i.e., forward commitments), which may increase its overall investment exposure. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

  Subject to certain limitations described in the SAI, the Fund may invest up to 10% of its assets in shares of other investment companies. Such investments by the Fund may result in the Fund paying duplicative expenses on such assets, including duplicative investment advisory fees.

Limiting Investment Risk

  The Fund attempts to reduce risk for its shareholders through investment restrictions that prohibit investing more than:

  -- 5% of its total assets in the securities of any one issuer (other than the U.S. government or its agencies or instrumentalities or issuers of New York Tax Exempt Bonds);

  -- 5% of its assets in securities of any issuer if the parties responsible for payment, together with any predecessors, have been in operation for less than three years (except U.S. government and agency obligations and obligations of issuers of New York Tax Exempt Bonds);

  -- 5% of its net assets in securities restricted as to resale;

  -- 25% of its total assets in a single industry (issuers of New York Tax
    Exempt Bonds and U.S. government and agency obligations do not constitute an 'industry' except for issuers whose bonds are backed by non-governmental users as described in the SAI); and

  -- 10% of its net assets in securities that are not readily marketable, in restricted securities and in repurchase agreements maturing in more than seven days.

The Fund's investment restrictions permit the Fund to borrow only as a temporary measure to facilitate redemption requests, and limit such borrowing to 10% of the value of its total assets. The Fund will repay any borrowings before making any additional investments.

  Except for the policies described in the SAI as fundamental, the investment policies described in this Prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. Among the Fund's policies that are fundamental are the policy that under normal market conditions at least 90% of the Fund's income distributions will be exempt from federal income tax and New York State and City personal income taxes and the policy that Fund distributions from interest income on AMT Bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions. As a matter of policy, the Trustees will not change the Fund's investment objective without shareholder approval.

                       FEATURES AND BENEFITS OF THE FUND

  The Fund offers its shareholders these important features and benefits on a no-load basis:

  Professional management: The Adviser is an experienced money management firm whose personnel have considerable experience in making investments in New York Tax Exempt Bonds. The Adviser establishes general investment policies, selects individual securities and constantly supervises the Fund's portfolio.

  Portfolio diversification: Your money is pooled with that of other investors to purchase a greater variety of New York Tax Exempt Bonds than you would probably purchase by yourself. Diversification helps reduce investment risk.

  Daily liquidity: You may sell all or part of your shares on any day the New York Stock Exchange is open without withdrawal penalty, at the net asset value next determined.

  Low minimum investment: The minimum initial investment is $1,000. The minimum subsequent investment is $100 (except for investments under certain automatic investment plans, for which there is no minimum).

  Systematic Investment Plan: You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $100.

  Account statements and Fund reports: Each time you buy or sell shares or reinvest a distribution including a capital gains distribution (other than certain automatic reinvestments as described below), you will receive a statement confirming the transaction and listing your current share balance. Shareholders of the Fund who have elected to have their distributions of net income from the Fund automatically reinvested in shares of the Fund (and shareholders of certain unit investment trusts who have elected to have distributions from such trusts automatically invested in shares of the Fund) will receive a single quarterly statement confirming the amount of these automatic reinvestments and investments in the Fund during the quarter.

  The Fund also sends you annual and semi-annual reports that keep you informed about the Fund's portfolio and investment performance. You will also receive year end tax information to simplify your recordkeeping.

  Account information: You can obtain information about your account on any business day between 8 a.m. and 6 p.m. (New York time) by calling the Administrator toll free: 1-800-847-5886. Specially trained representatives will answer your questions and provide you with information about your investment.

  Telephone Redemption: You may redeem your shares by calling the Fund toll free at 1-800-847-5886. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration, (ii) the Fund name from which you are redeeming shares and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available only if the shareholder indicates by checking the 'yes' box on the Purchase Application. The Fund employs these procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ reasonable procedures, the Fund may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf but not actually authorized by the shareholder.

  Automatic Cash Withdrawal Plan: If you own shares worth $5,000 or more, you can have monthly or quarterly checks for any amount sent to you, to a person named by you or to your bank checking account. Contact your investment dealer or the Administrator for more information.

  Check Writing Privilege: You may sell shares by drawing checks on your account in the minimum amount of $500. There is a $5.00 initial service charge for this privilege, and a $1.00 charge for each check written. The check writing privilege does not apply to shares for which you have requested share certificates to be issued.

                             THE FUND'S MANAGEMENT

  The Adviser, which was founded in 1961, had approximately $2.6 billion under investment management as of December 31, 1994, including approximately $325 million of municipal securities. Seth M. Glickenhaus, a general partner of the Adviser and the President of the Fund, is a controlling person of the Adviser. The Adviser also acts as the Fund's Distributor. James R. Vaccacio, limited partner of Glickenhaus & Co., is responsible for the day-to-day management of the Fund's portfolio. Mr. Vaccacio joined Glickenhaus & Co. as Manager of Municipal Trading in 1977 and has been a limited partner of Glickenhaus & Co.'s Municipal Department since 1993. He assumed responsibility for managing the Fund's portfolio in 1986.

  The Administrator, Furman Selz Incorporated, provides administrative services and personnel to the Fund.

                            HOW THE FUND IS MANAGED


  The Trustees of the Fund are responsible under the terms of its Agreement and Declaration of Trust, which is governed by Massachusetts law, for overseeing the conduct of the Fund's business.

  Under an Investment Advisory Agreement, subject to such policies as the Trustees may determine, the Adviser furnishes a continuing investment program for the Fund and makes investment decisions on the Fund's behalf. The Adviser places orders for the purchase and sale of securities for the Fund. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to the Adviser and its affiliates. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers. The Fund pays fees to the Adviser at an annual rate of 0.4% of the first $100 million of average net assets and 0.3333% of any excess over $100 million.

  Subject to the control of the Trustees, the Administrator manages the Fund's other affairs and business. The Administrator is obligated to furnish the Fund with office space, administrative and certain other services and executive and other personnel necessary for the operation of the Fund. The Fund pays fees to the Administrator at an annual rate of 0.2% of the first $100 million of average net assets and 0.1666% of any excess over $100 million. The Administrator also provides the Fund with certain accounting and related services for which it receives an additional fee in the monthly amount of $2,500 plus 1/75 of 1% of any excess over $100 million of Fund net assets. The Administrator also acts as transfer and shareholder servicing agent of the Fund and receives additional compensation from the Fund for its services as such.

  Each of the Adviser and the Administrator pays all the compensation of officers and Trustees of the Fund who are also employees, officers, partners or directors of such firm or its affiliates.

  Expenses. The Fund pays all expenses not assumed by the Adviser and the Administrator, including, without limitation, auditing, legal, pricing of portfolio securities, custodial, state blue sky and shareholder reporting expenses. Because the Fund serves as a vehicle for the reinvestment of distributions from certain unit investment trusts (see 'How to Buy
Shares' below), the average dollar value of Fund shareholder accounts is smaller than for many other New York tax exempt bond funds. Smaller account size generally results in higher operating expenses. The Fund's expenses, as a percentage of Fund assets, are higher than those of many other New York tax exempt bond funds.

  Expense Limitations. The Investment Advisory Agreement provides that the fee payable to the Adviser will be reduced to the extent that expenses of the Fund exceed the annual rate of 1.5% of the Fund's average net assets. The expenses subject to this limitation are exclusive of brokerage, interest, taxes and deferred organizational and extraordinary expenses. The Adviser has also agreed on a voluntary basis to limit the total expenses of the Fund to the annual rate of 1.5% of the Fund's average net assets. If the Adviser terminates this voluntary agreement, the Fund's Prospectus will be supplemented.

                         HOW THE FUND VALUES ITS SHARES

  The Fund calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange each day, Monday through Friday, on which the Exchange is open and on any other day on which there is sufficient trading in the Fund's portfolio securities to affect the net asset value of the shares of the Fund. The Fund may authorize additional computations at other times. The Fund will not calculate net asset value on certain holidays including New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Tax exempt securities (including New York Tax Exempt Bonds) are stated on the basis of valuations provided by a pricing service approved by the Trustees which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Fund believes that reliable transaction prices are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations provided by such pricing service will be based upon fair value determined on the basis of the factors listed above. Non tax exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Trustees.

                            DISTRIBUTIONS AND TAXES

  The Fund currently declares all of its net investment income as a distribution on each day it is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Normally, the Fund pays distributions of net investment income monthly. The Fund will distribute at least annually all net realized capital gains, if any, after applying any available capital loss carryovers. Federal tax law also requires the Fund to distribute, prior to the end of each calendar year, virtually all of the Fund's ordinary income for the calendar year, and virtually all of the capital gain net income the Fund realizes in the twelve months prior to October 31 of that year and has not previously distributed, in order to avoid certain excise taxes on certain undistributed amounts.

  You begin earning distributions on the business day after the Fund receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.

  You can choose from three distribution options:

  -- To reinvest all distributions in additional Fund shares;

  -- To receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

  -- To receive all distributions in cash.

  You can change your distribution option at any time by notifying the Administrator in writing. If you do not select an option when you open your account, all distributions will be reinvested. Distributions are reinvested at net asset value.

  The Fund intends to qualify each year as a 'regulated investment company' under the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay
'exempt-interest dividends,' which means that the Fund can pass on to shareholders the federal tax exempt and New York tax exempt status of its investment income.

  For federal income tax and New York State and City personal income tax purposes, your proportionate share of taxable distributions from the Fund's other net investment income and short-term capital gains, if any, will be taxable as ordinary income, whether received in cash or additional shares. Distributions of long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Distributions by the Fund are not eligible for the dividends-received deduction for corporations.

  Income from certain private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in such private activity bonds, shareholders may become subject to the alternative minimum tax on that part of the Fund's distributions which is derived from interest income on such bonds. However, it is a fundamental policy of the Fund that distributions from interest income on such bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will normally not exceed 10% of the total amount of the Fund's income distributions.

  Interest on all tax exempt bonds is included in corporate 'book income' for purposes of computing the alternative minimum tax applicable to corporations. Seventy-five percent of the excess of adjusted current income over the amount of income otherwise subject to the alternative minimum tax is added to the corporation's alternative minimum taxable income, potentially giving rise to alternative minimum tax liability.

  All tax exempt bonds issued after August 16, 1986 (September 1, 1986 in the case of certain bonds) are now subject to certain rules formerly applicable only to industrial development bonds. If the issuer of bonds issued after such date fails to observe these rules, the interest on the bonds could become taxable retroactive to the date the bonds were issued. Also, the taxexempt nature of interest on municipal bonds generally could be affected by future changes in applicable law.


  Each year the Fund will send you tax information to help you report the prior calendar year's distributions on your federal income tax return. Redemptions by check, dealer or otherwise will be reported on Form 1099-B, as required by federal law. You should consult your tax adviser about any state or local taxes that may apply.

                         HOW THE FUND SHOWS PERFORMANCE

  The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. 'Total return' represents the annual percentage change in value of $1,000 invested at the net asset value per share for the one-, five- and ten-year periods through the end of the most recent calendar quarter, assuming reinvestment of all distributions.

  The Fund determines its yield in accordance with the Securities and Exchange Commission's standardized formula for the determination of mutual fund yield, under which the Fund's net investment income for a stated 30-day period is shown as a percentage of the Fund's net asset value per share at the end of the period. Unlike total return, yield is not a measurement of changes in the net asset value of shares of the Fund. From time to time, the Fund may include its current yield as well as a compound yield (in each case accompanied by its total return) in information furnished to present or prospective shareholders and in advertisements. Compound yield assumes that a particular rate of current yield remains in effect for a full year and that all distributions of net investment income during the year are reinvested in additional shares of the Fund. The Fund may also quote a taxable-equivalent yield, which is calculated to show what yield an investor who is subject to income tax at a specified rate would need to realize on a fully taxable investment in order to achieve the same yield, after taxes, as the Fund's yield, after taxes, for a specified period.

  Information about the Fund's performance may also be included in sales literature relating to certain unit investment trusts sponsored by the Adviser. This information may include the incremental dollar amount or percentage of invested principal that a hypothetical investor would receive if the investor invested a specified amount of principal in a specified series of a unit investment trust on a specified date, and had his or her distributions from such series automatically invested in shares of the Fund under 'sweep' arrangements made available by the Distributor, as compared to the dollar amount or percentage that the investor would receive if such unit investment trust distributions were paid out to the investor rather than invested in shares of the Fund.

  The Fund's total return and current yield may vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns and yields may be higher or lower than past total returns and yields and there can be no assurance that any historical total return or yield will continue.

                               HOW TO BUY SHARES

  You can buy Fund shares two ways -- through a participating dealer or directly through the Distributor. You can open a fund account with an initial purchase of $1,000 or more and make additional investments of as little as $100. Except as set forth below, the price per share is the net asset value next determined after the Distributor receives your order.

  Through a participating dealer: Many investment dealers have a sales agreement with the Distributor and will be glad to accept your order. If you do not have a dealer, the Distributor can refer you to one.

  Through the Distributor: Complete the enclosed application form and return it with a check payable to the Fund to the Administrator, which will act as your agent in purchasing shares.

  Shares are sold at the net asset value next determined after the Administrator receives your order. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange (normally 4 p.m. New York Time) and transmit it to the Administrator by 5 p.m. to receive that day's net asset value.

  Investors in Empire State Municipal Exempt Trust, Empire Guaranteed Series and Empire Maximus AMT Series A, which are unit investment trusts sponsored by the Adviser, may automatically invest distributions from such unit investments trusts in shares of the Fund. These automatic reinvestments are not subject to the Fund's minimum investment amounts.

  To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

                               HOW TO SELL SHARES

  You can sell your shares to the Fund any day the New York Stock Exchange is open, either directly to the Fund, by check or through your investment dealer. The Fund will repurchase only shares for which it has received payment.

  The Fund generally sends you payment for your shares the next business day. However, if shares are redeemed through an investment dealer, payment is made to that dealer. When you sell shares, you may realize a capital gain or loss depending on the difference between what you paid for your shares and what you received for them.

  Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

  Directly to the Fund: Send a signed letter of instruction or stock power form to Furman Selz Incorporated, Attn: Mutual Funds, 237 Park Avenue, New York, New York 10017, along with any certificates that represent shares you want to sell. Please reference your account number. The price you will receive is the net asset value next calculated after the Fund receives your request. For your protection, if shares to be redeemed have a value of $25,000 or more, the signature(s) must be guaranteed by a commercial bank which is a member of the

Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange or a foreign branch of any of the foregoing or an approved savings bank or savings and loan association. A signature guarantee by a non-approved savings bank or a notary public is not acceptable. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request. Stock power forms are available from your investment dealer, the Administrator and many commercial banks.

  The Administrator usually requires additional documentation to sell shares registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. Contact the Administrator for details.

  By check: Shareholders wishing to sell shares by drawing checks on their accounts must first complete the signature card and resolution provided with the application contained in this Prospectus. Upon receiving the properly completed application, card and resolution, the Administrator will provide you with checks drawn on Investors Fiduciary Trust Company, Kansas City, Missouri. These checks may be made payable to the order of any person in the amount of $500 or more. When a check is presented to Investors Fiduciary Trust Company for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. Shares represented by stock certificates may not be redeemed by this method.

  Shareholders utilizing checks will be subject to Investors Fiduciary Trust Company's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn, since the net asset value of shares will fluctuate. If insufficient shares are in the account, the check will be returned marked 'insufficient funds' and no shares will be redeemed. It is not possible to determine in advance the total value of an account so as to write a check for the value of the entire account, because dividends declared on shares held in the account or prior redemptions and possible changes in net asset value may cause the account to change in amount. Accordingly, you should not close your account by writing a check. Shareholders may not maintain an Automatic Cash Withdrawal Plan (see page
11) and utilize the check writing privilege at the same time.

  By telephone: You may elect to redeem shares by telephoning a redemption request to the Administrator. For details, see page 11 of this Prospectus.

  Through a participating investment dealer: Your dealer must receive your request before the close of regular trading on the New York Stock Exchange and transmit it to the Administrator before 5 p.m. New York time to receive that day's price. Your dealer will be responsible for furnishing all necessary documentation to the Administrator, and may charge for its services.

                      HISTORY AND ORGANIZATION OF THE FUND


  The Fund is a Massachusetts business trust organized on September 30, 1983. A copy of the Fund's Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Fund is a no-load, open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series or classes of such shares. Shares of different series or classes could bear different levels of expenses. The Fund's shares are not presently divided into series.

  On January 19, 1995 shareholders of the Fund approved a proposal to divide the Fund's shares into two classes, the Premier Class and the Builder Class. The Premier Class would be held by shareholders whose account balances are $20,000 or more, and the Builder Class would be held by shareholders whose account balances are under $20,000. The Fund is currently awaiting the regulatory approval needed to implement the new structure. There is no assurance that the approval will be received or that the structure will be implemented.

  The two classes of shares would be identical except for the transfer agency costs borne by the two classes. Although the Fund's transfer agent will continue to charge the Fund the same fee per shareholder account, the Premier Class shares as a group will bear the transfer agency charges for Premier Class shareholder accounts only, and the Builder Class shares as a group will bear transfer agency charges for Builder Class shareholder accounts only. Because the average size of Builder Class accounts will be substantially smaller than Premier Class accounts, the structure is expected to result in a lower expense ratio for shareholders who qualify for the Premier Class (that is, whose account balance is at least $20,000), but will increase the expense ratio (and therefore reduce dividends) for shareholders whose account balance is less than $20,000.

Effective January 4, 1995 the Fund began operating without a sales load. Each share has one vote, with fractional shares voting proportionally. The Fund does not hold regular annual shareholders' meetings, although special meetings may be called from time to time. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Shareholders may under certain unusual conditions be held personally liable for obligations of the Fund. See 'Shareholder Liability' in the SAI.

  If the balance in a shareholder's account is less than an amount set by the Trustees (currently 20 shares), the Fund may close the account involuntarily and send the proceeds to the shareholder. A shareholder will receive at least 30 days' written notice before an account is closed (during which time he can avoid termination by increasing his share ownership above the minimum). The Fund may also redeem shares in an account in excess of an amount set from time to time by the Trustees. In the event such a maximum account size is adopted in the future, the Fund's Prospectus will be supplemented to describe it.

  Shareholder inquiries about the Fund should be directed to the Fund at the address or toll-free telephone number shown on the cover of this Prospectus.

                        THE FUND'S TRUSTEES AND OFFICERS

Trustees

SETH M. GLICKENHAUS,
* Chairman of the Board of Trustees
Senior Partner of Glickenhaus & Co.

EDWARD FALKENBERG, Trustee
Vice President and Controller,
Joseph E. Seagram & Sons, Inc.
and Seagram Company Ltd.

EDWARD A. KUCZMARSKI, Trustee
Certified Public Accountant and Partner,
Hays & Company

MILTON R. NEAMAN, Trustee
Retired Attorney

ELIZABETH B. NEWELL, Trustee
Director, International Preschools

JOHN P. STEINES, Trustee
Professor of Law, New York University
School of Law

Officers

SETH M. GLICKENHAUS
President of the Fund;
Senior Partner of
Glickenhaus & Co.

BRIAN C. LAUX
Senior Vice President of the Fund;
Director, Unit Trust Department,
Glickenhaus & Co.

JOHN J. PILEGGI
Treasurer of the Fund;
Senior Managing Director,
Furman Selz Incorporated

JOAN. V. FIORE
Secretary of the Fund;
Managing Director and Counsel,

Furman Selz Incorporated

------------------


* Trustee who is an interested person of the Fund as that term is defined in the Investment Company Act of 1940.

                       Investment Adviser and Distributor
                               Glickenhaus & Co.
                               6 East 43rd Street
                            New York, New York 10017

           Administrator and Transfer and Shareholder Servicing Agent
                            Furman Selz Incorporated
                           237 Park Avenue, Suite 910
                            New York, New York 10017

                                   Custodian
                       Investors Fiduciary Trust Company
                              127 West 10th Street
                          Kansas City, Missouri 64105

                                 Legal Counsel
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

                            Independent Accountants
                            Coopers & Lybrand L.L.P.
                          1301 Avenue of the Americas
                            New York, New York 10019

                            NEW ACCOUNT APPLICATION

Please return the application to: The Empire Builder Tax Free Bond Fund, 237 Park Avenue, Suite 910, New York, New York 10017 and make the check payable to:
The Empire Builder Tax Free Bond Fund (Min. $1,000)

ACCOUNT REGISTRATION
If reinvesting from an Empire unit trust, please register the account exactly as it appears on the Trust account. Please check one of the following registrations.


/ / INDIVIDUAL ACCOUNT        ------------------------------------------------------------------------------------
                              Name                                         Social Security Number

/ / JOINT ACCOUNT             ------------------------------------------------------------------------------------
Joint Tenants with Rights     Name                                         Social Security Number
of Survivorship unless
otherwise specified. All      ------------------------------------------------------------------------------------
co-owners must sign           Name                                         Social Security Number
application.

/ / CUSTODIAL ACCOUNT         ------------------------------------------------------------------------------------
(Gift to Minors)              Custodian's Name                             Minor's Social Security Number
Only one custodian allowed.
One application required for  ------------------------------------------------------------------------------------
each minor.                   Minor's Name                                 Minor's State of Residence


/ / TRUST OR BUSINESS         ------------------------------------------------------------------------------------
Must include names, titles    Trust/Corporate/Business Name                Trustee's Name
and signatures of all
persons authorized to act     ------------------------------------------------------------------------------------
with respect to this account  Trust Date                                   Tax ID Number
and specify the number of
signatures required.
Additional forms may be
required.

ADDRESS                       ------------------------------------------------------------------------------------
Please complete all           Street                                       City/State/Zip
questions. If retired,
please provide last
employer.

/ / U.S. Citizen              ------------------------------------------------------------------------------------
/ / Resident Alien            Phone(s)                                     Occupation/Employer
/ / Nonresident Alien
Country of Residence
---------------------------

BUILDER FEATURES
DIVIDENDS & DISTRIBUTIONS     All distributions will be automatically reinvested in additional shares unless otherwise indicated.

Would you like your           / / All distributions in cash
dividends and/or gains        / / Dividends in cash, reinvest gains
reinvested or mailed?         / / Gains in cash, reinvest dividends

DISTRIBUTIONS TO A THIRD      Optional If you elected to take either gains or distributions in cash, we can mail
PARTY                         them directly to your bank. PLEASE INCLUDE A VOIDED CHECK TO ACTIVATE THIS SERVICE.
Would you like those          ------------------------------------------------------------------------------------
distributions mailed          Name of Individual or Financial Institution         Address
directly to your bank?
                              ------------------------------------------------------------------------------------
                              Account Name (distribution payable to)              Account Number

TELEPHONE REDEMPTION          Optional You may sell your shares by phone, rather than in writing.
                              This authorizes redemptions by telephone, upon instruction from shareholder or dealer of record, to be sent to a designated bank (complete section below) or the address of record. If you elect to have funds sent to a predesignated bank, via check or Federal
                              Funds wire, the following information must be provided and a cancelled check from your bank account must be attached.
                              / / Yes, I would like the optional phone redemption privilege.

                              ------------------------------------------------------------------------------------
                              Bank Name                  Street                City         State  Zip Code

                              ------------------------------------------------------------------------------------
                              ABA Routing Number         Account Name                  Account Number
SYSTEMATIC INVESTMENT PLAN    Optional You can add to your investment each month with the Builder's Systematic
                              Investment Plan. The amount selected by you ($100 min.) will be deducted from your checking account and deposited into your Builder account, where it will buy shares.
                              PLEASE SEND US A VOIDED CHECK WITH YOUR APPLICATION.
                              / / Yes, I would like to activate the Builder's Automatic Investment Plan.
                              Amount to deposit each month: $     ($100 minimum)
                              To be transferred on or around the / / 5th or the / / 20th day of the month
AUTOMATIC WITHDRAWAL PLAN     Optional ($5,000 minimum account size) The Builder Withdrawal Plan allows you to draw upon shareholdings conveniently while the balance of the account remains invested.
                              Checks are paid from income and, to the extent necessary, from share redemptions which would be a return of principal. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining prices.
                              Checks for $    are to be sent / / monthly / / quarterly beginning the 25th
                              calendar day of    (month). Checks will be mailed in accordance with options
                              selected above.
CHECKWRITING                  Optional ($500 check minimum) Check the box below and complete the detachable signature card to the right to order your Builder checks. If the account is registered in the name of a corporation, trust or other organization, the undersigned certify that it is duly organized, and existing and has the power to utilize this checkwriting service and that signatures of the persons on the signature card are authentic and represent individuals with legal capacity to act on behalf of the organization.

SIGNATURE                     Under penalties of perjury, I certify (1) that the number above is my correct taxpayer number or social security number and (2) that I am not subject to backup withholding, because (a) I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) the
                              Internal Revenue Service has notified me that I am no longer subject to withholding.
                              (If you are subject to backup withholding due to notified payee underreporting, strike out clause (2).)
                              Backup withholding does not apply to me because I am
                              / / an exempt payee,     / / or a non-resident alien.
                              I authorize the Fund to open or revise an account, in accordance with my instructions and all applicable provisions in this Application and in the current Prospectus.

                              ------------------------------------------------------------------------------------
                              Signature of shareholder                         Date

                              ------------------------------------------------------------------------------------
                              Signature of co-owner                            Date



PROVISIONS OF ALL ACCOUNTS

1. Communications. All communications and payments should be sent directly to the Agent which acts as agent for the Shareholder, the Dealer and the Distributor with respect to the general administration of all accounts and for the Dealer and Distributor with respect to the purchase of shares. If the Agent shall cease to so act, any successor designated by the Distributor is authorized to act as agent for the other parties.

2. Opening an Account. An account will become effective only upon receipt by the Agent of this Application, properly executed as stated in the Application, with an initial payment. An account shall be construed according to the laws of Massachusetts. The Agent shall incur no liability for any action taken or omitted in good faith. The Distributor reserves the right to make charges to the Shareholder to cover administrative costs of an account.

3. Additional Investments. The Agent will purchase for credit to the Shareholder's account as many full and fractional shares of the Fund as possible at the net asset value in effect at the close of the New York Stock Exchange (the "NYSE") on the day of receipt of any payment (or if the NYSE is not open for trading on such day, then on the next trading day).

4. Distributions. Unless otherwise indicated in writing by the Shareholder, all income dividends are reinvested on the dividend payment date at the next determined net asset value and any distributions of capital gains are credited to the investor in additional shares on the basis of the closing net asset value on the record date.

5. Repurchase. The Shareholder may liquidate all or part of his shares by written request to the Agent and such request shall constitute the Agent as the Shareholder's agent and attorney for that purpose. A properly executed stock power is required with the Shareholder's signature guaranteed by a national bank or trust company or by a commercial bank (not a savings bank) which is a member of the Federal Reserve System or the Federal Deposit Insurance Corporation, or by a member firm of the New York, Boston, Midwest or Pacific Stock Exchanges. Fiduciaries, corporations or other entities may also be required to furnish supporting documents. The Fund will also normally repurchase shares by wire or telephone from dealers for their customers.

6. Confirmations. The Agent will furnish the Shareholder and the Dealer with a confirmation showing the details of each share transaction (other than automatic reinvestments of net interest income distributions and automatic investments of distributions from certain unit investment trusts) and the current status of the account. In the case of automatic investments of net interest income distributions and automatic investments of unit investment trust distributions, the Agent will furnish the Shareholder electing such automatic reinvestments or investments, and the Dealer, a quarterly confirmation showing the details of each such automatic transaction during the quarter and the current status of the account. Neither the Agent, the Fund nor the Distributor assumes any responsibility for information regarding the cost of shares sold or the profit or loss realized from such sales.

7. Amendment. The provisions applicable to accounts may be amended without penalty at any time by the Fund or the Distributor on 30 days' prior written notice.

WITHDRAWAL PLAN--FURTHER CONDITIONS

As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline.

1. To establish a Withdrawal Plan, shares valued at $5,000 or more at net asset value must be purchased and/or deposited with the Bank in the name of the applicant and co-owner, if any. Shares will be held by the Agent for the investor.

2. The Agent shall reinvest all distributions on shares held for the account of the investor in additional shares at net asset value (except where the Plan is utilized in connection with a charitable remainder trust). The investor hereby elects so long as this Program remains in effect to receive any distributions in additional shares of the Fund and authorizes the Agent to give notice of such election as may be required.

3. The Agent shall make scheduled payments under the Program to the investor or to such others as he has designated in the application to receive them. The Agent will liquidate such number of shares and fractions thereof at the net asset value on the first business day of each month for payment under the Program as will be necessary to obtain the cash needed for such payment. An annual fee at the rate of $.50 for each withdrawal payment under the Program will be charged by the Fund to the Shareholder's Account. The investor may change the payment scheduled and the designated recipient of the payments by making written request to the Agent.

4. The Agent will confirm to the Shareholder of record and to the dealer each payment made under this Program, the source of such payment and the balance remaining in the account. Neither the Agent nor the Fund will furnish information as to the cost of the shares sold or compute the gain or loss realized in connection with the sales.

5. Additions may be made to this Program in the amount of $1,000.00 or more at any time and such additions will be made through investment in shares of the Fund at the net asset value next determined after the payment is received by the Agent. The purchase of such shares will be considered as effected through the dealer named in this application who authorizes the Agent to act as his agent.

SYSTEMATIC INVESTMENT PROGRAM

The Fund is authorized to draw checks on the account payable to the Empire Builder Tax Free Bond Fund. The rights in respect to each check shall be the same as if they were drawn by you and personally signed by you. The Fund will be fully protected in honoring any such checks, and is under no liability whatsoever for dishonored checks.


ADDITIONAL DEALER AGREEMENT PROVISIONS

The Dealer will act as principal in all purchases by the Shareholder of shares of the Fund and the Dealer authorizes and appoints the Agent to execute such purchases and to confirm such purchase to the Shareholder on behalf of the Dealer. The Dealer also represents that he may lawfully sell shares of the Fund in the state designated as the Shareholder's record address, and that he has a currently effective dealer agreement with the Distributor authorizing the Dealer to sell shares of The Empire Builder Tax Free Bond Fund.


-------------------------------------------------------------------------------

                  EMPIRE BUILDER CHECKWRITING SIGNATURE CARD

Please answer the questions below exactly as you did on page one of this application. Corporate, Trust and Business accounts must call 1-800-847-5886 for additional forms.

------------------------------------------------------------------
Your Name                   Taxpayer Identification Number

------------------------------------------------------------------
Co-owner's Name             Taxpayer Identification Number

------------------------------------------------------------------
Your Signature              Co-owner's Signature

How many signatures are required to sign each check? / /One / /All

In signing this signature card, the signator(s) agree to the rules and regulations of the Investor Fiduciary Trust Company. The conditions for checkwriting, which may be amended from time to time, are printed on the reverse side.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The payment of the funds is authorized by the signature(s) appearing on the reverse side.

If the shareholder's account with The Empire Builder Tax Free Bond Fund is joint, all checks drawn upon this account must include the signatures of all persons named in the account, unless the persons signing this card have indicated that the Bank is authorized to accept any one signature by checking the box so designated on the reverse of this card. Each person guarantees the genuineness of the other's signature. Checks may not be for less than $500 or such other minimum or maximum amounts as may from time to time be established by the Fund upon prior written notice to its shareholders.

The Bank is hereby appointed by the person(s) signing this card (the

"depositor(s)") and, as agent, is authorized and directed to present checks drawn on this checking account to the Fund or its redemption agents requests to redeem shares of the Fund registered in the name of the depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The bank shall be liable only for its own negligence.

Depositor(s) hereby authorize the Fund, or its redemption agent to honor the redemption requests presented in the above manner by the bank. The Fund and its redemption agent will not be liable for any loss, expense or cost arising out of check redemptions. If shares of the Fund are purchased by check, redemption proceeds will ordinarily be withheld until the Fund is reasonably assured that payment has been collected on the check. The bank has the right to not honor checks in amounts exceeding the value of the depositor(s) shareholder account at the time the check is presented for payment.

The Bank reserves the right to change, modify or terminate this checking account at any time upon notification mailed to the address of record of the depositor(s).
-------------------------------------------------------------------------------